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                              CLOVIS COMMUNITY BANK

                                    INCENTIVE

                             STOCK OPTION AGREEMENT


                                      Granting Date:

TO:


         We are pleased to notify you that Clovis Community Bank (the "Bank") this day hereby grants to you an option to purchase all or any part of ______________ shares of the Common Stock of the Bank (the "Shares") at the Option Price of _____________ per share as a Stock Option under the Clovis Community Bank 1992 Stock Option Plan (the Plan").

         THIS OPTION MAY BE EXERCISED ONLY IN ACCORDANCE WITH THE TERMS OF THE PLAN. ONLY CERTAIN PROVISIONS OF THE PLAN ARE SUMMARIZED IN THIS AGREEMENT. A COPY OF THE PLAN IS PROVIDED WITH THIS AGREEMENT.

         THIS OPTION MAY BE EXERCISED ONLY IF THE PLAN IS APPROVED BY A MAJORITY OF ALL THE SHARES REPRESENTED AND VOTING AT THE MEETING OF SHAREHOLDERS OF THE BANK AND BY A MAJORITY OF THE DISINTERESTED SHARES REPRESENTED AND VOTING AT THE MEETING.

              1.   PURPOSE OF THE OPTION.

         One of the purposes of the Plan is to advance the interests of the Bank and its affiliates (collectively the "Bank") by stimulating the efforts of full-time salaried employees and officers on behalf of the Bank by granting them financial participation in the progress and success of the Bank.

              2.   SIGNATURE ON OPTION AGREEMENT.

         This option cannot be exercised unless you first sign this Agreement in the place provided and return it to the Secretary of the Bank. However, your signing and delivering this Agreement will not bind you to purchase any of the Shares subject to the option. Your obligation to purchase the Shares can arise only when you exercise this option in the manner set forth in Paragraph 3 below.

              3.   TERMS OF OPTION AND EXERCISE OF OPTION.
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         You may exercise this option during a calendar year only to the extent that the aggregate fair market value (determined at the times the options are granted) of the stock that may be acquired pursuant to this option (or portion thereof) and all other incentive stock options granted after 1986 that are first exercisable by you during the calendar year does not exceed $100,000 (taking into account all incentive stock options under any stock option plan of the Bank or any of its affiliates or any predecessor of any such corporation). If permitted in regulations promulgated by the Treasury Department or rulings of the Internal Revenue Service, you may choose, among the incentive stock options granted under the Plan after 1986 that are otherwise first exercisable by you in a calendar year, those options you wish to exercise subject to the $100,000 limitation. For example, you may decide to exercise the options that have the lowest exercise prices. If such a choice is not permitted (as determined by the Bank in its sole discretion), you must exercise incentive stock options (granted after 1986) that became first exercisable in a calendar year without regard to the $100,000 limitation, in the order in which they were granted to you (up to the $100,000 limit). If you choose not to exercise an option that is first exercisable in a calendar year under the $100,000 limitation, you may exercise that option in subsequent years without regard to the $100,000 limitation.

         Subject to the provisions of Paragraph 4 below and this Paragraph 3, this option can be exercised by you at any time during a period of ___________ (______) months from the granting date as follows:

                   (a) This option may be exercised immediately to the extent of not more than _________ percent (____%) of the Shares;

                   (b) After the expiration of _________ (_____) months from the granting date, this option may be exercised to the extent of not more than ________ percent (____%) of the Shares;

                   (c) After the expiration of __________ (_____) months from the granting date, this option may be exercised to the extent of an additional ____________________ percent (_____%) of the Shares;

                   (d) After the expiration of ___________ (_____) months from the granting date, this option may be exercised to the extent of an additional ____________________ percent (_____%) of the Shares;

                   (e) After the expiration of ___________ (_____) months from the granting date, this option may be exercised to the extent of an additional ____________________ percent (_____%) of the Shares;

                   (f) After the expiration of ___________ (_____) months from the granting date, this option may be exercised to the extent of an additional ____________________ percent (_____%) of the Shares;


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                   (g) After the expiration of ___________ (_____) months from the granting date, this option may be exercised to the extent of an additional ____________________ percent (_____%) of the Shares;

                   (h) After the expiration of ___________ (_____) months from the granting date, this option may be exercised to the extent of an additional ____________________ percent (_____%) of the Shares;

                   (i) After the expiration of ___________ (_____) months from the granting date, this option may be exercised to the extent of an additional ____________________ percent (_____%) of the Shares;

                   (j) After the expiration of ___________ (_____) months from the granting date, this option may be exercised to the extent of an additional ____________________ percent (_____%) of the Shares;

                   (k) After the expiration of ___________ (_____) months from the granting date, this option may be exercised to the extent of an additional ____________________ percent (_____%) of the Shares.

         Any portion of the option that you do not exercise shall accumulate and can be exercised by you any time prior to the expiration of ____________(______) months from the granting date.

         This option may be exercised by delivering to the Secretary of the Bank, payment in full at the Option Price for the number of Shares being purchased in cash or by certified check or official bank check or the equivalent thereof acceptable to the Bank, together with a written notice in a form satisfactory to the Bank, signed by you specifying the number of Shares you then desire to purchase and the time of delivery thereof, which shall not be less than fifteen (15) days and not more than thirty (30) days after the giving of such notice unless an earlier or later date is mutually agreed upon. At such time the Bank shall, without transfer or issue tax to you (or such other person entitled to exercise the option), deliver to you (or such other person entitled to exercise the option) at the principal office of the Bank, or such other place as shall be mutually acceptable, a certificate or certificates for such Shares dated the date the options were validly exercised; provided, however, that the time of such delivery may be postponed by the Bank for such period as may be required for it with reasonable diligence to comply with any requirements of law. No fractional Shares shall be issued or delivered.

         As a holder of an option, you shall have the rights of a shareholder with respect to the Shares subject to this option only after such Shares shall have been issued to you upon the exercise of this option.


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              4.   TERMINATION OF OFFICE OR EMPLOYMENT.

         If your status as an employee or officer of the Bank is terminated for any reason other than death or disability or cause, this option may be exercised within three (3) months from the date of such termination to the extent you were entitled to exercise the option on the date of termination, but in no event may this option be exercised after the expiration of the term of this option. If, however, you are removed from your office or your employment with the Bank is terminated for cause as defined in the Plan, this option shall expire at the time notice or advice of such removal or termination is dispatched by the Bank and notwithstanding anything else herein to the contrary, neither you nor your estate shall be entitled to exercise any option with respect to any Shares whatsoever after such removal or termination.

              5.   DEATH OR DISABILITY.

         If you die or become disabled while an officer or employee of the Bank, the option may be exercised in whole or in part by you or your qualified representative (in the event of your mental disability) or by the duly authorized executor of your will or by the duly authorized administrator or special administrator of your estate (in the event of your death) within twelve
(12) months from the date of your death or disability to the extent that you had the right to exercise this option on the date of your death or disability, but in no event after the expiration of the term of this option.

         Disability shall be determined under Section 422A of the Internal Revenue Code (the "Code") as in effect at the date of such disability. The Code currently defines disability as follows:

         An individual is permanently and totally disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. An individual shall not be considered to be permanently and totally disabled unless he furnished proof of the existence thereof in such form and manner, and at such times, as the Secretary may require.

              6.   NONTRANSFERABILITY OF OPTION.

         This option shall not be transferable except by will or the laws of descent and distribution, and this option may be exercised during your lifetime only by you. Any purported transfer or assignment of this option shall be void and of no effect, and shall give the Bank the right to terminate this option as of the date of such purported transfer or assignment.


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              7.   ADJUSTMENT OF AND CHANGES IN THE SHARES.

         In the event of any change in the outstanding Common Stock of the Bank, without receipt by the Bank of additional consideration in lieu of such change (whether by reason of stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like), the aggregate number or class of Shares subject to this option immediately prior to such event shall be appropriately adjusted by the Board of Directors in accordance with the terms of the Plan so that your proportionate interest in the Bank by reason of your rights under any unexercised portions of such options shall be maintained as before the occurrence of such event. Such adjustment by the Board of Directors shall be conclusive.

         In the event of a dissolution or liquidation of the Bank or a merger or consolidation in which the Bank is not the surviving corporation, the Board of Directors may, in its discretion, provide for the assumption by the surviving or resulting corporation of every option outstanding hereunder, provided that, if the Board of Directors does not provide for such assumption, the Board of Directors shall have the power to cause the termination of every option outstanding hereunder, except that the surviving or resulting corporation may, in its discretion, tender an option or options to purchase its shares on its terms and conditions, both as to the number of shares and otherwise; provided, further, you shall have the right to exercise this option as to all or any of the Shares subject to this option immediately prior to such dissolution, liquidation, merger or consolidation, and to purchase Shares subject hereto to the extent of any unexercised portion of this option, regardless of the vesting provisions of Paragraph 3 hereof. This right of exercise shall be conditioned upon the execution of a final plan of dissolution or liquidation or of a definitive agreement of merger or consolidation, and the Bank shall provide you with notice thereof as soon as practicable.

         In the event of an offer by any person or entity to all shareholders of the Bank to purchase any or all shares of Common Stock of the Bank (or shares of stock or other securities which shall be substituted for such shares or to which such shares shall be adjusted as provided in this Paragraph 7), the person exercising this option shall have the right upon commencement of such offer to exercise this option to the extent of any unexercised portion and to purchase Shares subject hereto, regardless of the vesting provisions of Paragraph 3 hereof.

              8.   SUBJECT TO TERMS OF THE PLAN.

         This Agreement shall be subject in all respects to the terms and conditions of the Plan. Your signature herein represents your acknowledgement of receipt of a copy of the Plan. Any dispute or disagreement which shall arise under or as a result of or pursuant to this Agreement shall be finally and conclusively determined by the Board of Directors of the Bank or a duly appointed Committee in its sole discretion, and such determination shall be binding upon all parties.


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              9.   EXERCISE OF OPTION CONDITIONED ON APPROVAL.

         Exercise of this option is conditioned upon approval of the Plan by the shareholders of the Bank in accordance with the requirements of the Superintendent of Banks of the State of California.

              10.  TAX EFFECTS.

         THE FEDERAL TAX CONSEQUENCES OF EMPLOYEE STOCK OPTIONS ARE COMPLEX AND SUBJECT TO CHANGE. ACCORDINGLY, AN OPTIONEE (OR HIS OR HER GUARDIAN, ESTATE OR LEGATEE) SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR BEFORE EXERCISING ANY OPTION OR DISPOSING OF ANY SHARES ACQUIRED UPON THE EXERCISE OF AN OPTION.

              11.  RIGHTS AS A SHAREHOLDER.

         You have no rights as a shareholder of the Bank with respect to any Shares until the date of the issuance of a stock certificate to you for such Shares.

              12.  NOTIFICATION OF SALE.

         You agree that you, or any person acquiring Shares upon exercise of this Option, will notify the Bank not more than five (5) days after any sale or disposition of such Shares.


                                       CLOVIS COMMUNITY BANK



                                       By _________________________
Agreed to this _____
day of _____________, 19__.



_______________________________
     Signature of Optionee


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